                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 22, 1999


                                     K2 INC.
             (exact name of registrant as specified in its charter)


      DELAWARE                       1-4290                    95-2077125
(State of Incorporation)      (Commission File No.         (I.R.S. Employer
                                                           Identification No.)

                4900 SOUTH EASTERN AVENUE, LOS ANGELES, CA 90040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (323) 724-2800



                                       N/A
          (Former name or former address, if change since last report)


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Item 5.    Other Events.

         On July 22, 1999, K2 Inc. (the "Registrant"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated July 22, 1999, among the Registrant, Ride Inc. and KT Acquisition, Inc., pursuant to which Ride, Inc. agreed to merge with a wholly owned subsidiary of the Registrant subject to the terms and conditions described in the agreement.

         A copy of the Registrant's press release announcing the execution of the Merger Agreement, dated July 22, 1999, is filed as an exhibit to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    EXHIBITS.

EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            Press Release, dated July 22, 1999, announcing the execution of the Merger Agreement.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 30, 1999                 K2 INC.


                                         By: /S/RICHARD M. RODSTEIN
                                         -------------------------------------
                                         Richard M. Rodstein
                                         President and Chief Executive Officer

                                     K2 INC.
Dated:  July 30, 1999

                                         By: /S/JOHN R. RANGEL
                                         -------------------------------------
                                         John R. Rangel
                                         Senior Vice President - Finance




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